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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act file number	811-08743

Invesco Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices)        (Zip code)

Colin Meadows   1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	11/30/12

2411031

012213 (1) BO

Item 1.  Schedule of Investments.

Invesco Senior Income Trust
Effective December 3, 2012, Invesco Van Kampen Senior
Income Trust was renamed Invesco Senior Income Trust.
Quarterly Schedule of Portfolio Holdings
November 30, 2012

invesco.com/us VK-CE-SINC-QTR-1 11/12 Invesco Advisers, Inc.

Schedule of Investments

November 30, 2012

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Variable Rate Senior Loan Interests–121.31%(a)(b)

Aerospace & Defense–3.99%

ARINC Inc., Second Lien Term Loan	7.62%	10/25/15	$1,922	$1,900,840

Booz Allen Hamilton Inc., Term Loan B	4.50%	07/31/19	2,344	2,369,209

Camp International Holding Co., First Lien Term Loan	5.25%	05/31/19	2,056	2,071,893

DAE Aviation Holdings, Inc., Term Loan B1	6.25%	11/02/18	2,406	2,407,405

Term Loan B2	6.25%	11/02/18	1,091	1,091,357

DynCorp International LLC, Term Loan B	6.25%	07/07/16	2,225	2,239,927

IAP Worldwide Services, Inc., First Lien Term Loan	10.00%	12/31/15	5,925	4,687,892

Landmark U.S. Holdings LLC, Canadian Term Loan	5.75%	10/25/19	249	249,122

First Lien Term Loan	5.75%	10/25/19	2,337	2,341,747

PRV Aerospace LLC, Term Loan B (Acquired 05/11/12; Cost $2,546,338)	6.50%	05/09/18	2,557	2,560,146

Sequa Corp., Term Loan	3.60%	12/03/14	5,274	5,267,052

Term Loan	6.25%	12/03/14	1,903	1,906,835

SI Organization, Inc., Term Loan B	4.50%	11/22/16	577	577,293

TASC, Inc., Term Loan B	4.50%	12/18/15	4,537	4,541,985

Wyle Services Corp., Term Loan B	5.00%	03/27/17	2,217	2,227,562

				36,440,265

Air Transport–1.24%

Delta Air Lines, Inc., Revolver Loan (c)	0.00%	04/20/16	5,652	5,096,202

Term Loan B1	5.25%	10/18/18	5,853	5,892,013

Term Loan B2	4.25%	04/18/16	337	337,105

				11,325,320

Automotive–5.72%

August Lux U.K. Holding Co., Second Lien Term Loan	10.50%	04/29/19	763	773,531

Term Loan	6.25%	04/27/18	824	835,040

August U.S. Holding Co., Inc.,
Second Lien Term Loan	10.50%	04/29/19	587	595,551

Term Loan B	6.25%	04/27/18	634	642,351

Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	304	303,240

Federal-Mogul Corp., Term Loan B	2.15%	12/29/14	7,997	7,458,468

Term Loan C	2.15%	12/28/15	4,718	4,400,198

Goodyear Tire & Rubber Company (The), Second Lien Term Loan	4.75%	04/30/19	3,088	3,112,121

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	6,390	6,446,189

Key Safety Systems, Inc., First Lien Term Loan	2.51%	03/08/14	5,088	5,064,965

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	2,793	2,807,445

Rexnord Corp.,Term Loan B	4.50%	04/01/18	3,899	3,940,897

Schaeffler AG, (Germany) Term Loan C2	6.00%	01/27/17	5,351	5,429,984

TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18	6,131	6,191,890

Transtar Holding Co., First Lien Term Loan	5.50%	10/09/18	3,287	3,311,797

Second Lien Term Loan	9.75%	10/09/19	728	730,634

Veyance Technologies, Inc., Delayed Draw Term Loan	2.46%	07/31/14	33	32,491

Term Loan	2.46%	07/31/14	228	226,838

				52,303,630

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Beverage and Tobacco–0.28%

DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17	$2,459	$2,538,761

Building & Development–5.66%

Axia Acquisition Corp., PIK Second Lien Term Loan A (d)(e)	11.00%	03/11/16	1,138	961,885

Revolver Loan (c)(d)	0.00%	03/11/16	2,062	1,742,396

Second Lien Term Loan B (d)	5.00%	03/12/16	1,918	1,620,551

Building Materials Holding Corp., PIK Second Lien Term Loan (e)	8.00%	01/05/15	1,630	1,447,049

Capital Automotive L.P., Term Loan B	5.25%	03/11/17	13,521	13,627,962

CB Richard Ellis Services, Inc., Term Loan C	3.46%	03/05/18	542	543,263

Term Loan D	3.71%	09/04/19	5,734	5,748,352

Champion OPCO, LLC, PIK Term Loan (e)	7.50%	12/31/13	1,295	926,000

CPG International Inc., Term Loan	5.75%	09/21/19	609	613,973

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	1,696	1,698,485

HD Supply, Inc., Term Loan B	7.25%	10/12/17	6,296	6,481,796

Lake at Las Vegas Joint Venture, LLC, PIK Exit Revolver Loan (Acquired 07/17/12; Cost $25,352) (c)(e)	0.00%	02/28/17	25	23,451

PIK Exit Revolver Loan (Acquired 07/19/10-10/24/12; Cost $191,354) (e)	5.00%	02/28/17	191	177,003

Nortek, Inc., Term Loan	5.25%	04/26/17	787	793,810

QS0001 Corp., First Lien Term Loan	5.25%	11/09/18	1,810	1,822,279

Re/Max International, Inc., Term Loan	5.50%	04/15/16	628	628,393

Realogy Corp., Extended LOC	4.49%	10/10/16	33	32,890

Extended Term Loan	4.46%	10/10/16	4,587	4,589,490

LOC	3.21%	10/10/13	635	620,123

Revolver Loan (c)	0.00%	04/10/16	4,190	3,988,433

Revolver Loan	3.46%	04/10/16	1,947	1,853,699

WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17	1,748	1,773,937

				51,715,220

Business Equipment & Services–9.99%

Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	668	671,894

Affinion Group, Inc., Term Loan B	6.50%	07/16/15	3,295	3,050,446

Asurion LLC, First Lien Term Loan	5.50%	05/24/18	10,236	10,339,517

Second Lien Term Loan	9.00%	05/24/19	2,574	2,656,403

Audio Visual Services Group, Inc., Term Loan	6.75%	11/09/18	3,064	3,002,990

Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17	291	292,071

Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18	3,118	3,152,641

Education Management LLC, Extended Revolver Loan (c)	0.00%	06/01/15	3,000	2,337,390

Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18	4,303	4,349,907

First Data Corp., Extended Term Loan B	5.21%	03/24/17	352	346,204

Extended Term Loan B	4.21%	03/23/18	10,778	10,298,768

Term Loan	5.21%	09/24/18	1,221	1,199,151

Term Loan B	5.21%	03/24/17	2,152	2,106,016

Non-Extended Term Loan B3	2.96%	09/24/14	10	10,187

Garda World Security Corp., Term Loan B	4.50%	11/13/19	650	657,629

Hillman Group, Inc., Delayed Draw Term Loan (c)	0.00%	05/31/16	1,078	1,080,807

Term Loan B	5.00%	05/31/16	113	113,535

iPayment, Inc., Term Loan B	5.75%	05/08/17	4,992	4,986,084

Kronos Inc., First Lien Term Loan	5.50%	10/30/19	5,731	5,782,177

Second Lien Term Loan	9.75%	04/30/20	1,121	1,124,858

Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	4,295	4,571,728

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Business Equipment & Services–(continued)

Mitchell International, Inc., Second Lien Term Loan	5.63%	03/30/15	$3,897	$3,844,741

Sabre, Inc., Extended Term Loan	5.96%	12/29/17	5,927	5,956,443

Incremental Term Loan	7.25%	12/29/17	1,828	1,852,046

SkillSoft Corp., New Term Loan B	5.00%	05/26/17	2,905	2,937,836

Sungard Data Systems, Inc., Term Loan B	3.86%	02/26/16	5,904	5,918,485

Term Loan C	3.96%	02/28/17	349	349,857

Trans Union, LLC, Term Loan B	5.50%	02/12/18	1,296	1,316,708

West Corp., Revolver Loan (c)	0.00%	01/15/16	2,633	2,389,287

Term Loan B5	5.50%	07/15/16	190	193,100

Term Loan B6	5.75%	06/29/18	4,327	4,400,390

				91,289,296

Cable & Satellite Television–3.70%

AMC Networks Inc., Term Loan B	4.00%	12/31/18	725	729,226

Cequel Communications, LLC, Term Loan B	4.00%	02/14/19	3,675	3,691,943

Charter Communications Operating, LLC, Extended Term Loan	3.46%	09/06/16	1,749	1,759,917

CSC Holdings, Inc., Incremental B-2 Term Loan	3.46%	03/29/16	2,525	2,538,435

Harron Communications Corp., Term Loan B	5.00%	10/06/17	3,505	3,523,250

Kabel Deutschland GmbH, (Germany) Term Loan F	4.25%	02/01/19	2,868	2,892,844

MCC Illinois, LLC, Term Loan C (Acquired 06/13/06; Cost $2,262,000)	1.69%	01/30/15	2,262	2,245,035

Term Loan E	4.50%	10/23/17	1,548	1,541,809

MCC Iowa LLC, Term Loan D-2	1.94%	01/30/15	3,760	3,736,953

Term Loan F	4.50%	10/23/17	1,463	1,459,701

WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18	6,009	6,088,779

Yankee Cable Acquisition, LLC, Term Loan B	5.25%	08/26/16	3,595	3,637,047

				33,844,939

Chemicals & Plastics–5.40%

Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	5,225	5,146,212

Emerald Performance Materials, LLC, Term Loan B	6.75%	05/18/18	1,773	1,781,717

Houghton International, Inc., Term Loan B	6.75%	01/29/16	2,786	2,799,436

Ineos Holdings Ltd., Term Loan	6.50%	05/04/18	8,637	8,754,185

Kronos Worldwide, Inc., Term Loan B	5.75%	06/13/18	5,306	5,350,392

Momentive Specialty Chemicals, Inc., Extended Term Loan C1	4.00%	05/05/15	327	326,333

Extended Term Loan C2	4.13%	05/05/15	77	76,910

Extended Term Loan C4	4.12%	05/05/15	290	285,177

Extended Term Loan C5	4.13%	05/05/15	2,431	2,382,175

OM Group, Inc., Term Loan B	5.75%	08/02/17	830	838,352

OMNOVA Solutions, Inc., Term Loan B	5.50%	05/31/17	2,879	2,914,829

Phillips Plastics Corp., Term Loan	6.50%	02/12/17	1,012	1,009,365

PolyOne Corp., Term Loan	5.00%	12/20/17	1,238	1,248,352

PQ Corp., First Lien Term Loan	5.25%	05/08/17	6,185	6,225,342

Taminco Global Chemical Corp., Term Loan B1	5.25%	02/15/19	1,681	1,697,547

TricorBraun, Inc., Term Loan B	5.50%	05/03/18	3,003	3,017,109

Univar Inc., Term Loan B	5.00%	06/30/17	5,577	5,554,302

				49,407,735

Clothing & Textiles–0.30%

Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18	1,160	1,170,367

Warnaco, Inc., Term Loan	3.75%	06/17/18	434	434,750

Wolverine Worldwide, Inc., Term Loan B	4.00%	07/31/19	1,119	1,128,914

				2,734,031

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Conglomerates–0.29%

RGIS Services, LLC, Non Extended Initial Term Loan	2.86%	04/30/14	$911	$911,665

Term Loan C	5.50%	10/18/17	1,217	1,223,456

Spectrum Brands, Inc., Term Loan B	5.02%	06/17/16	514	518,819

				2,653,940

Containers & Glass Products–3.14%

Berlin Packaging, LLC, Term Loan (Acquired 10/05/07-03/05/12; Cost $4,211,639)	3.21%	08/15/14	4,262	4,176,820

Berry Plastics Group, Inc., Term Loan C	2.21%	04/03/15	461	457,985

BWAY Corp. Term Loan B	4.50%	08/06/17	2,845	2,872,989

Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,331	1,330,924

Exopack, LLC, Term Loan	6.50%	05/31/17	4,484	4,506,286

Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	2,028	2,024,395

Second Lien Term Loan (Acquired 12/29/11; Cost $982,573)	11.00%	01/03/19	1,000	1,005,000

Pertus Sechszehnte GmbH, (Germany) Term Loan B2	2.59%	06/12/15	2,022	1,913,779

(Germany) Term Loan C2	2.84%	06/13/16	2,022	1,923,892

Ranpak Corp., Term Loan	4.75%	04/20/17	617	613,062

Reynolds Group Holdings Inc., Revolver Loan (c)	0.00%	11/05/14	5,534	5,530,903

Term Loan	4.75%	09/28/18	1,124	1,134,782

Sealed Air Corp., Term Loan	4.00%	10/03/18	1,171	1,182,411

				28,673,228

Cosmetics & Toiletries–2.45%

Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	7,714	7,828,530

Huish Detergents, Inc., Incremental Term Loan B	2.21%	04/25/14	5,378	5,248,404

Second Lien Term Loan	4.46%	10/26/14	750	706,875

KIK Custom Products, Inc., Canadian Term Loan	2.57%	06/02/14	386	363,852

First Lien Term Loan	2.57%	06/02/14	2,254	2,122,469

Second Lien Term Loan	5.31%	11/28/14	4,000	3,173,320

Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 09/25/06-02/04/11; Cost $5,238,309) (e)	7.00%	02/19/15	1,662	1,512,171

Revlon Consumer Products Corp., Term Loan B	4.75%	11/19/17	1,440	1,450,821

				22,406,442

Drugs–2.97%

Catalent Pharma Solutions, Inc., Incremental Term Loan	5.25%	09/15/17	1,493	1,511,935

Grifols Inc., Term Loan B	4.50%	06/01/17	6,044	6,121,991

Harlan Laboratories, Inc., Term Loan B	3.76%	07/11/14	3,645	3,481,324

IMS Health, Inc., Term Loan B	4.50%	08/26/17	6,369	6,433,501

Medpace, Inc., Term Loan B	6.50%	06/16/17	2,856	2,741,975

Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	2,581	2,596,406

RPI Finance Trust, Term Loan	3.50%	05/09/18	116	116,919

Warner Chilcott PLC, Term Loan B1	4.25%	03/15/18	612	616,917

Term Loan B1	4.25%	03/15/18	1,613	1,624,498

Term Loan B2	4.25%	03/15/18	806	812,249

Term Loan B3	4.25%	03/15/18	1,109	1,116,842

				27,174,557

Ecological Services & Equipment–1.71%

ADS Waste Holdings, Inc., Term Loan B	5.25%	10/09/19	8,511	8,631,797

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Ecological Services & Equipment–(continued)

Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $390,122)	15.50%	03/31/17	$390	$390,122

Safety-Kleen Systems, Inc., Term Loan B	5.00%	02/21/17	334	335,126

ServiceMaster Co. (The), Extended Synthetic LOC (Acquired 08/22/12; Cost $1,984,902)	4.60%	01/31/17	2,024	1,988,133

Extended Term Loan	4.46%	01/31/17	2,586	2,586,836

Synagro Technologies, Inc., Term Loan B	2.40%	04/02/14	897	799,332

WCA Waste Systems, Inc., Term Loan B	5.50%	03/22/18	861	867,021

				15,598,367

Electronics & Electrical–6.12%

Blackboard, Inc., First Lien Term Loan	7.50%	10/04/18	2,700	2,722,856

Incremental Term Loan	7.50%	10/04/18	292	294,173

Second Lien Term Loan	11.50%	04/04/19	2,351	2,253,717

Term Loan B2	6.25%	10/04/18	5,145	5,149,859

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	2,094	2,087,693

Deltek, Inc., First Lien Term Loan	6.00%	10/10/18	2,651	2,675,757

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,477	3,368,076

Freescale Semiconductor, Inc., Extended Term Loan B	4.46%	12/01/16	7,535	7,326,148

Incremental Term Loan	6.00%	02/28/19	1,858	1,841,419

Infor Global Solutions, Term Loan B2	5.25%	04/05/18	3,970	4,016,285

Mirion Technologies, Inc., First Lien Term Loan (Acquired 04/02/12-04/10/12; Cost $2,606,774)	6.25%	03/30/18	2,634	2,647,522

NeuStar, Inc., Term Loan	5.00%	11/08/18	2,832	2,857,230

Open Solutions, Inc., Term Loan	2.44%	01/23/14	6,079	5,757,556

Sophia, L.P., Term Loan B	6.25%	07/19/18	8,484	8,609,632

SS&C Technologies Inc., Term Loan B-1	5.00%	06/07/19	3,902	3,955,439

Term Loan B-2	5.00%	06/07/19	404	409,183

				55,972,545

Equipment Leasing–0.48%

BakerCorp International, Inc., Term Loan B	5.00%	06/01/18	541	545,011

Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16	591	598,976

Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	3,195	3,236,629

				4,380,616

Financial Intermediaries–3.28%

Grosvenor Capital Management Holdings, LLP, Extended Term Loan C	4.25%	12/05/16	4,066	4,025,779

Moneygram International, Inc., Term Loan B1	4.25%	11/17/17	760	762,152

Nuveen Investments, Inc., Extended Term Loan	5.84%	05/12/17	6,005	6,021,536

First Lien Term Loan	5.84%	05/13/17	7,583	7,603,929

Residential Capital, LLC, DIP Term Loan A1	5.00%	11/18/13	3,061	3,070,820

DIP Term Loan A2	6.75%	11/18/13	515	520,012

RJO Holdings Corp., FCM Term Loan	6.21%	12/10/15	74	55,664

HoldCo Term Loan B	6.96%	12/10/15	3,446	2,446,539

Transfirst Holdings, Inc., PIK Second Lien Term Loan (e)	6.21%	06/15/15	2,654	2,607,861

Term Loan B	2.96%	06/15/14	2,842	2,829,708

				29,944,000

Food & Drug Retailers–1.16%

Pantry, Inc. (The), Term Loan B	5.75%	08/03/19	1,922	1,950,859

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Food & Drug Retailers–(continued)

Rite Aid Corp., Term Loan 2	1.96%	06/04/14	$4,711	$4,681,123

Term Loan 5	4.50%	03/02/18	4,010	4,008,158

				10,640,140

Food Products–3.75%

AdvancePierre Foods, Inc., Second Lien Term Loan	9.50%	10/10/17	728	746,102

First Term Loan	5.75%	07/10/17	6,877	6,957,913

Candy Intermediate Holdings, Inc., Term Loan	7.51%	06/18/18	3,054	3,090,488

Dean Foods Co., Extended Term Loan B2	3.46%	04/02/17	1,604	1,604,761

Del Monte Foods Co., Term Loan	4.50%	03/08/18	7,797	7,817,495

Dole Food Co., Inc., Term Loan B2	5.04%	07/06/18	2,468	2,477,632

Term Loan C2	5.02%	07/06/18	4,417	4,433,664

JBS USA Holdings Inc., Term Loan B	4.25%	05/25/18	3,330	3,330,476

Pinnacle Foods Finance LLC, Term Loan E	4.75%	10/17/18	767	772,918

Smart Balance, Inc., Term Loan	7.00%	07/02/18	3,005	3,045,862

				34,277,311

Food Service–1.56%

Focus Brands, Inc., Term Loan B (Acquired 02/22/12; Cost $1,110,633)	6.30%	02/21/18	1,120	1,134,454

Landry’s, Inc., Term Loan B	6.50%	04/24/18	4,892	4,946,138

OSI Restaurant Partners, LLC, Term Loan B	4.75%	10/28/19	4,421	4,469,817

Restaurant Holding Co., LLC, Term Loan B	9.00%	02/17/17	1,235	1,246,939

Wendy’s International, Inc., Term Loan B	4.75%	05/15/19	2,425	2,451,305

				14,248,653

Forest Products–0.14%

Verso Paper Holdings LLC, PIK Term Loan (Acquired 06/13/08-11/05/12; Cost $495,233) (e)	6.75%	02/01/13	499	496,179

Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17	760	759,892

				1,256,071

Healthcare–9.82%

Alere, Inc., Incremental Term Loan B1	4.75%	06/30/17	452	453,990

Incremental Term Loan B2	4.75%	06/30/17	2,773	2,787,807

Term Loan B	4.75%	06/30/17	3,327	3,344,131

AMN Healthcare, Inc., Term Loan B (Acquired 04/12/12; Cost $1,354,524)	5.75%	04/05/18	1,367	1,387,303

Biomet Inc., Extended Term Loan B	3.96%	07/25/17	1,783	1,801,293

CareStream Health, Inc., Term Loan B	5.00%	02/25/17	6,759	6,730,953

Community Health Systems, Inc., Extended Term Loan B	3.81%	01/25/17	359	362,005

DaVita, Inc., New Term Loan B	4.50%	10/20/16	753	759,257

DJO Finance LLC, Extended Term Loan B2	5.21%	11/01/16	1,882	1,890,624

Term Loan B3	6.25%	09/15/17	5,592	5,636,682

Drumm Investors, LLC, Term Loan	5.00%	05/04/18	4,437	4,276,049

Genoa Healthcare Group, LLC, PIK Second Lien Term Loan (Acquired 06/08/11-10/31/12; Cost $1,569,211) (e)	12.50%	02/10/15	1,608	1,166,031

Term Loan B (Acquired 09/14/05; Cost $237,052)	7.25%	08/08/14	237	215,717

HCA, Inc., Extended Term Loan B2	3.61%	03/31/17	265	265,956

Extended Term Loan B3	3.46%	05/01/18	10,970	10,997,688

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	1,783	1,724,983

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	2,337	2,361,962

Hologic Inc., Term Loan B	4.50%	08/01/19	1,354	1,369,380

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Healthcare–(continued)

Kindred Healthcare, Inc., Incremental Term Loan	5.25%	06/01/18	$1,187	$1,169,344

Term Loan	5.25%	06/01/18	4,737	4,667,663

Kinetic Concepts, Inc., Term Loan C1	5.50%	05/04/18	16,368	16,528,868

Premier Dental Services, Inc., Term Loan B	8.25%	11/01/18	1,937	1,898,174

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16	1,692	1,686,229

Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	1,885	1,875,817

Surgical Care Affiliates, Inc., Extended Revolver Loan (c)	0.00%	06/30/16	3,000	2,820,000

Extended Term Loan B	4.36%	12/29/17	6,078	6,048,078

TriZetto Group, Inc., Second Lien Term Loan D	8.50%	03/28/19	2,732	2,722,119

Term Loan B	4.75%	05/02/18	2,826	2,800,228

				89,748,331

Home Furnishings–1.59%

Hunter Fan Co., Revolver Loan (Acquired 11/27/12; Cost $447,917) (c)	0.00%	04/16/14	448	407,604

Revolver Loan (Acquired 11/13/12-11/27/12; Cost $72,916)	0.99%	04/16/14	73	66,354

Second Lien Term Loan	6.96%	10/16/14	1,000	940,000

Term Loan	2.73%	04/16/14	730	704,441

Serta Simmons Holdings, LLC, Term Loan	5.00%	10/01/19	6,450	6,456,915

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	2,077	2,080,048

Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	3,815	3,862,313

				14,517,675

Industrial Equipment–1.46%

Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18	1,950	1,997,673

Grede LLC, Term Loan B	7.00%	04/03/17	3,027	3,038,577

Tank Holding Corp., Term Loan B	5.50%	07/09/19	4,394	4,411,855

Terex Corp., Term Loan B	4.50%	04/28/17	798	806,447

Unifrax Corp., Term Loan	6.50%	11/28/18	3,068	3,104,147

				13,358,699

Insurance–0.96%

CNO Financial Group, Inc., Term Loan B1	4.25%	09/28/16	550	553,260

HMSC Corp., Second Lien Term Loan	5.71%	10/03/14	825	660,000

Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/30/17	2,800	2,842,000

Term Loan B1	5.00%	12/31/16	507	509,868

USI Holdings Corp., Incremental Term Loan	5.75%	05/05/14	558	560,384

Revolver Loan (c)	0.00%	05/05/13	3,333	3,095,750

Term Loan	2.71%	05/05/14	586	586,626

				8,807,888

Leisure Goods, Activities & Movies–3.75%

24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,369	6,431,784

Alpha D2 Ltd., (United Kingdom) Term Loan B2	6.00%	04/30/19	10,901	11,058,746

AMC Entertainment, Inc., Term Loan B3	4.75%	02/22/18	615	621,731

Bright Horizons Family Solutions, Inc., Revolver Loan (c)	0.00%	05/28/14	6,000	5,982,900

Term Loan B	6.25%	05/28/15	2,354	2,362,773

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,135	1,138,788

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	3,395	3,421,659

Six Flags Theme Parks, Inc., Term Loan B	4.25%	12/20/18	538	541,012

Zuffa LLC, Incremental Term Loan	7.50%	06/19/15	2,671	2,692,375

				34,251,768

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Lodging & Casinos–5.58%

Boyd Gaming Corp., Class A Revolver Loan (c)	0.00%	12/17/15	$1,185	$1,131,939

Class A Revolver Loan	2.66%	12/17/15	2,485	2,373,420

Term Loan B	5.75%	11/20/17	235	238,249

Caesars Entertainment Operating Co., Extended Term Loan B5	4.46%	01/28/18	3,353	2,912,839

Extended Term Loan B6	5.46%	01/28/18	26,930	24,237,387

Incremental Term Loan B4	9.50%	10/31/16	486	497,798

Cannery Casino Resorts, LLC, Second Lien Term Loan	10.00%	10/02/19	715	686,389

Term Loan B	6.00%	10/02/18	3,859	3,864,146

Golden Nugget, Inc., PIK Delayed Draw Term Loan (e)	3.27%	06/30/14	1,266	1,217,952

PIK Term Loan B (e)	3.27%	06/30/14	2,198	2,114,766

Isle of Capri Casinos, Inc., Term Loan B	4.75%	03/25/17	2,367	2,399,906

Station Casinos, Inc., Term Loan B	5.50%	09/28/19	1,729	1,738,345

Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	2,459	2,490,604

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	5,039	5,078,584

				50,982,324

Nonferrous Metals & Minerals–1.04%

Arch Coal Inc., Term Loan B	5.75%	05/16/18	5,861	5,925,415

Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,248	3,269,835

Novelis, Inc., Term Loan B	4.00%	03/10/17	284	286,058

				9,481,308

Oil & Gas–4.27%

Buffalo Gulf Coast Terminals LLC, Term Loan	5.25%	10/31/17	6,977	7,081,896

Chesapeake Energy Corp., Term Loan	5.75%	12/02/17	4,847	4,773,958

CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	1,223	1,232,984

Glenn Pool Oil & Gas Trust, Term Loan (Acquired 06/08/11; Cost $1,288,004)	4.50%	05/02/16	1,288	1,294,444

NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	5,332	5,454,095

Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $2,444,236)	7.00%	11/02/15	2,205	2,216,181

Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18	4,181	4,217,590

Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	4,411	4,430,916

Tervita Corp. (Canada), Term Loan B	3.21%	11/14/14	4,911	4,835,755

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	3,472	3,472,244

				39,010,063

Publishing–5.55%

Affiliated Media, Inc., Term Loan	8.50%	03/19/14	1,529	1,498,205

Cenveo Corp., Term Loan B	6.63%	12/21/16	5,501	5,555,878

Cygnus Business Media, Inc., PIK Term Loan (d)(e)	9.75%	06/30/13	3,904	1,659,009

EMI Music Publishing Ltd., Term Loan B	5.50%	06/29/18	3,912	3,962,367

Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $4,504,815) (d)	6.50%	12/15/14	3,429	600,157

F&W Media, Inc., Term Loan (Acquired 06/09/10; Cost $8,377,613)	7.75%	06/09/14	4,116	3,848,345

GateHouse Media, Inc., Delayed Draw Term Loan	2.21%	08/28/14	587	213,337

Revolver Loan (c)	0.00%	02/28/14	1,000	850,000

Term Loan B	2.21%	08/28/14	915	332,515

Getty Images, Inc., Term Loan B	4.75%	10/18/19	9,991	10,044,297

Harland Clarke Holdings Corp., Extended Term Loan B2	5.46%	06/30/17	2,161	2,003,412

Revolver Loan (c)	0.00%	06/28/13	2,060	1,957,462

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Publishing–(continued)

Knowledgepoint360 Group, LLC, First Lien Term Loan (Acquired 05/18/07; Cost $455,069)	3.57%	04/14/14	$455	$398,185

Second Lien Term Loan (Acquired 05/21/07; Cost $1,000,000)	7.31%	04/13/15	1,000	725,000

MC Communications, LLC, PIK Term Loan (Acquired 08/16/04-09/28/12; Cost $3,497,053) (e)	6.75%	12/31/12	1,785	267,676

Merrill Communications, LLC, PIK Second Lien Term Loan (e)	16.00%	11/15/13	3,530	3,442,021

Term Loan	9.75%	12/24/12	3,253	3,236,957

Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $3,800,787)	5.51%	11/30/13	3,802	2,642,251

ProQuest LLC, Term Loan B	6.00%	04/13/18	2,696	2,712,197

Southern Graphics, Inc., Term Loan	6.00%	10/17/19	3,385	3,388,814

Tribune Co., Term Loan B (g)(h)	0.00%	06/04/14	1,427	1,146,479

Yell Group PLC, Term Loan A3 (g)(h)	0.00%	04/30/14	1,403	289,470

				50,774,034

Radio & Television–6.09%

AR Broadcasting, LLC, Term Loan (Acquired 02/17/12-10/24/12; Cost $1,338,298)	5.25%	02/15/18	1,338	1,197,777

Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	1,054	1,063,018

Clear Channel Communications, Inc., Term Loan A	3.61%	07/30/14	7,476	7,323,793

Term Loan B	3.86%	01/29/16	15,923	12,982,269

Foxco Acquisition Sub, LLC, Term Loan B	5.50%	07/14/17	2,783	2,821,367

Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18	2,793	2,800,127

Gray Television, Inc., Term Loan B	4.75%	10/12/19	2,483	2,494,073

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	842	849,735

Intelsat Jackson Holdings Ltd., Term Loan B1	4.50%	04/02/18	6,728	6,764,860

Multicultural Radio Broadcasting, Inc., Term Loan	5.00%	12/18/12	1,525	1,446,565

Newport Television LLC, Term Loan B	9.00%	09/14/16	3,045	3,073,938

Raycom TV Broadcasting, Inc., Term Loan B (Acquired 06/01/11; Cost $2,617,994)	4.25%	05/31/17	2,628	2,624,725

Univision Communications Inc., Extended Term Loan	4.46%	03/31/17	8,208	8,035,153

WaveDivision Holdings, LLC, Term Loan B	5.50%	10/12/19	2,153	2,185,346

				55,662,746

Retailers (except Food & Drug)–3.78%

Academy, Ltd., Term Loan	4.75%	08/03/18	704	707,166

Collective Brands Finance, Inc., Term Loan	7.25%	10/09/19	1,607	1,627,240

David’s Bridal, Inc., Term Loan B	5.00%	10/11/19	1,707	1,703,792

Educate, Inc., Term Loan (Acquired 06/27/07; Cost $240,196)	8.51%	06/16/14	240	240,797

FTD, Inc., Term Loan	4.75%	06/11/18	2,801	2,825,881

Guitar Center Inc., Extended Term Loan	5.62%	04/10/17	5,252	5,045,528

Gymboree Corp., Term Loan	5.00%	02/23/18	1,079	1,044,278

J. Crew Operating Corp., Term Loan B	4.50%	03/07/18	1,398	1,403,647

National Vision, Inc., Term Loan B	7.00%	08/02/18	2,404	2,439,921

Party City Holdings, Inc., Term Loan B	5.75%	07/27/19	3,382	3,419,368

Pep Boys-Manny, Moe & Jack (The), Term Loan B	5.00%	10/11/18	2,061	2,077,917

Pilot Travel Centers LLC, Term Loan B2	4.25%	08/07/19	2,288	2,304,292

Savers Inc., Term Loan	5.00%	07/09/19	5,435	5,453,700

Toys ‘R’ Us-Delaware, Inc., Term Loan	6.00%	09/01/16	1,246	1,231,861

Term Loan B2	5.25%	05/25/18	428	419,287

Term Loan B3	5.25%	05/25/18	283	277,171

Wilton Brands LLC, Term Loan (Acquired 09/04/12; Cost $2,273,040)	7.50%	08/30/18	2,318	2,358,197

				34,580,043

Steel–0.33%

JMC Steel Group, Inc., Term Loan	4.75%	04/01/17	1,520	1,533,753

Tube City IMS Corp., Term Loan	5.75%	03/20/19	1,491	1,507,854

				3,041,607

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Surface Transport–1.09%

Avis Budget Car Rental, LLC, Term Loan C	4.25%	03/15/19	$1,901	$1,918,198

Hertz Corp., LOC	3.75%	03/09/18	1,497	1,473,147

Term Loan B	3.75%	03/11/18	2,530	2,534,050

JHCI Acquisition, Inc., First Lien Term Loan	2.71%	06/19/14	1,491	1,394,347

Kenan Advantage Group, Inc., Term Loan (Acquired 12/20/10; Cost $2,104,696)	4.50%	06/11/16	2,118	2,136,935

Swift Transportation Co. Inc., Term Loan B2	5.00%	12/21/17	511	516,403

				9,973,080

Telecommunications–8.18%

Avaya, Inc., Extended Term Loan B3	3.06%	10/24/14	2,700	2,558,655

Extended Term Loan B3	4.81%	10/26/17	12,901	11,336,463

Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,612	2,628,618

Consolidated Communications, Inc., Extended Term Loan B	3.96%	12/31/17	1,197	1,182,770

Term Loan B	2.71%	12/31/14	496	495,009

Cricket Communications, Inc., Term Loan	4.75%	10/10/19	1,518	1,528,499

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	4,851	4,664,750

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19	4,180	4,231,759

Global Tel*Link Corp., Term Loan B	6.00%	12/14/17	3,333	3,353,785

Level 3 Communications, Inc., Term Loan B	4.75%	08/01/19	9,153	9,218,364

Term Loan B	5.25%	08/01/19	4,919	4,966,217

MetroPCS Wireless, Inc., Term Loan B	4.00%	03/17/18	13,263	13,328,161

NTELOS Inc., Term Loan B	5.75%	11/09/19	6,090	6,031,157

Securus Technologies Holdings, Inc., Term Loan	6.50%	05/31/17	959	963,805

Term Loan	6.50%	05/31/17	2,893	2,907,952

Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19	2,160	2,177,026

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,205	3,178,782

				74,751,772

Utilities–4.49%

AES Corp., Term Loan	4.25%	06/01/18	802	811,349

Calpine Corp., Term Loan	4.50%	04/02/18	3,072	3,097,192

Term Loan B	4.50%	04/02/18	144	144,810

Term Loan B3	4.50%	10/09/19	5,989	6,037,988

Longview Power LLC, Extended Term Loan B	7.25%	10/31/17	2,731	2,248,446

Synthetic LOC	5.13%	02/28/14	733	640,750

LSP Madison Funding Corp., Term Loan	5.50%	06/28/19	3,005	3,045,862

Star West Generation LLC, Term Loan B	6.00%	05/17/18	4,458	4,472,760

Texas Competitive Electric Holdings Co., LLC, Extended Term Loan	4.74%	10/10/17	10,251	6,707,304

Term Loan	3.74%	10/10/14	16,407	11,279,999

TPF Generation Holdings LLC, Second Lien Term Loan C	4.61%	12/15/14	2,609	2,605,402

				41,091,862

Total Variable Rate Senior Loan Interests				1,108,858,267

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Dollar Denominated Bonds and Notes–11.86%

Air Transport–0.81%

Air Lease Corp.	7.38%	01/30/19	$5,971	$6,224,767

Continental Airlines, Inc. (i)	6.75%	09/15/15	1,110	1,166,888

				7,391,655

Automotive–0.24%

Goodyear Tire & Rubber Co. (The)	7.00%	05/15/22	1,190	1,279,250

HDTFS Inc. (i)	5.88%	10/15/20	923	952,998

				2,232,248

Business Equipment & Services–0.33%

First Data Corp. (i)	6.75%	11/01/20	2,932	2,975,980

Cable & Satellite Television–0.87%

UPC Broadband Holdings, B.V. (Netherlands) (i)	6.63%	07/01/20	1,116	1,195,618

UPC Broadband Holdings, B.V. (Netherlands) (i)	7.25%	11/15/21	5,862	6,448,200

UPC Broadband Holdings, B.V. (Netherlands) (i)	6.88%	01/15/22	263	282,217

				7,926,035

Chemicals & Plastics–0.35%

Hexion US Finance Corp.	6.63%	04/15/20	2,165	2,175,825

Ineos Holdings Ltd. (United Kingdom) (i)	8.38%	02/15/19	367	394,525

Ineos Holdings Ltd. (United Kingdom) (i)	7.50%	05/01/20	234	242,775

Taminco Global Chemical Corp. (i)	9.75%	03/31/20	337	366,487

				3,179,612

Containers & Glass Products–2.14%

Berry Plastics Holding Inc. (j)	5.09%	02/15/15	6,240	6,241,560

Reynolds Group Holdings Inc.	7.88%	08/15/19	3,584	3,951,360

Reynolds Group Holdings Inc.	9.88%	08/15/19	3,172	3,362,320

Reynolds Group Issuer Inc./Reynolds Group Issuer LLC (i)	5.75%	10/15/20	5,878	6,032,297

				19,587,537

Ecological Services & Equipment–0.08%

Environmental Systems Products Holdings, Inc. PIK (e)	16.00%	12/31/19	722	703,151

Forest Products–0.28%

Verso Paper Holdings, LLC	11.75%	01/15/19	2,428	2,537,260

Healthcare–1.85%

Accellent Inc.	8.38%	02/01/17	3,441	3,501,217

Accellent Inc.	10.00%	11/01/17	1,208	945,260

Apria Healthcare Group, Inc.	11.25%	11/01/14	6,167	6,397,917

Biomet Inc. (i)	6.50%	08/01/20	704	739,200

Community Health Systems, Inc.	8.00%	11/15/19	2,064	2,249,760

DJO Finance LLC (i)	8.75%	03/15/18	2,058	2,253,510

Kindred Healthcare, Inc.	8.25%	06/01/19	808	787,800

				16,874,664

Home Furnishings–0.09%

Targus Group International, Inc. PIK (Acquired 12/16/09-12/14/11; Cost 2,327,543) (e)	10.00%	06/14/19	821	821,026

Lodging & Casinos–0.09%

Chester Downs & Marina LLC (i)	9.25%	01/15/20	838	827,525

Nonferrous Metals & Minerals–0.15%

TiZir Ltd. (United Kingdom)	9.00%	09/28/17	1,400	1,389,500

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Oil & Gas–0.30%

NGPL PipeCo LLC (i)	9.63%	06/01/19	$1,174	$1,350,100

Targa Resources Partners L.P./Targa Resources Partners Finance Corp. (i)	6.38%	08/01/22	1,315	1,430,063

				2,780,163

Radio & Television–1.23%

Clear Channel Communications, Inc. (i)	9.00%	12/15/19	4,772	4,342,520

Univision Communications Inc. (i)	6.75%	09/15/22	6,796	6,931,920

				11,274,440

Retailers (except Food & Drug)–0.25%

Claire’s Stores, Inc. (i)	9.00%	03/15/19	2,170	2,294,775

Telecommunications–1.15%

Goodman Networks, Inc. (i)	12.13%	07/01/18	4,200	4,609,500

Paetec Holding Corp.	8.88%	06/30/17	756	816,480

Wind Acquisition Finance S.A. (Italy) (i)	7.25%	02/15/18	2,393	2,398,982

Windstream Corp.	7.50%	06/01/22	2,565	2,680,425

				10,505,387

Utilities–1.65%
Calpine Corp. (i)	7.88%	01/15/23	1	563

Calpine Corp. (i)	7.50%	02/15/21	4,921	5,437,704

NRG Energy Inc.	7.63%	05/15/19	7,920	8,434,800

NRG Energy Inc. (i)	6.63%	03/15/23	1,191	1,250,550

				15,123,617

Total U.S. Dollar Denominated Bonds and Notes				108,424,575

Structured Products–4.54%

Apidos Cinco CDO Ltd. (Cayman Islands) (j)	4.56%	05/14/20	772	649,381

Apidos IX CDO Ltd. (Cayman Islands) (i)(j)	6.97%	07/15/23	2,154	1,999,918

Apidos Quattro CDO Ltd. (Cayman Islands) (i)(j)	3.92%	01/20/19	1,040	849,936

Apidos X CDO Ltd. (Cayman Islands) (i)(j)	6.59%	10/30/22	2,846	2,588,961

Ares XI CLO Ltd. (i)(j)	3.35%	10/11/21	1,851	1,551,055

Atrium IV CDO Corp. (i)	9.18%	06/08/19	268	274,058

Columbus Nova CLO Ltd. (i)(j)	4.04%	05/16/19	1,431	1,163,073

Columbus Nova CLO Ltd. (j)	4.04%	05/16/19	894	726,616

Flagship CLO VI Corp. (j)	5.16%	06/10/21	2,565	2,158,678

Flagship CLO VI Corp. (i)(j)	5.16%	06/10/21	755	635,808

Four Corners CLO II, Ltd. (i)(j)	2.16%	01/26/20	324	274,135

Four Corners CLO II, Ltd. (j)	2.16%	01/26/20	108	91,378

Genesis CLO Ltd. (i)(j)	6.85%	10/10/14	2,254	2,275,679

Gramercy Park CLO Ltd. (i)(j)	5.97%	07/17/23	4,004	3,548,413

Halcyon Loan Investors CLO II, Ltd. (Cayman Islands) (i)(j)	3.92%	04/24/21	1,009	812,470

ING Investment Management CLO III, Ltd. (i)(j)	3.96%	12/13/20	3,038	2,419,579

ING Investment Management CLO III, Ltd. (i)(j)	6.21%	10/15/22	1,026	953,314

ING Investment Management CLO IV, Ltd. (Cayman Islands) (i)(j)	4.57%	06/14/22	437	358,033

ING Investment Management CLO IV, Ltd. (i)(j)	5.75%	10/15/23	3,875	3,632,425

Madison Park Funding IV Ltd. (i)(j)	4.07%	03/22/21	3,176	2,688,146

Pacifica CDO VI, Ltd. (i)(j)	4.06%	08/15/21	1,247	1,013,219

Sierra CLO II Ltd. (j)	3.82%	01/22/21	1,829	1,399,152

Silverado CLO II Ltd. (i)(j)	4.21%	10/16/20	2,210	1,776,842

Slater Mill Loan Fund, LP (i)(j)	5.93%	08/17/22	2,085	1,846,846

Symphony CLO IX, Ltd. (i)(j)	5.33%	04/16/22	4,258	3,691,217

Symphony CLO VIII, Ltd. (i)(j)	6.10%	01/09/23	2,317	2,133,644

Total Structured Products				41,511,976

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Shares	Value

Common Stocks & Other Equity Interests–1.27%

Building & Development–0.40%

Axia Acquisition Corp. (d)(f)(i)	595	$1,488,675

Building Materials Holding Corp. (f)(i)	923,526	1,246,760

Lake at Las Vegas Joint Venture, LLC Class A, (Acquired 07/15/10; Cost $7,937,680) (f)(i)	780	0

Lake at Las Vegas Joint Venture, LLC Class B, (Acquired 07/15/10; Cost $93,970) (f)(i)	9	0

Lake at Las Vegas Joint Venture, LLC Class C, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (f)(i)	39	0

Lake at Las Vegas Joint Venture, LLC Class D, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (f)(i)	54	0

Lake at Las Vegas Joint Venture, LLC Class E, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (f)(i)	60	0

Lake at Las Vegas Joint Venture, LLC Class F, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (f)(i)	67	0

Lake at Las Vegas Joint Venture, LLC Class G, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (f)(i)	76	0

Newhall Holding Co., LLC, Class A (f)(i)	343,321	500,562

WCI Communities, Inc. (f)(i)	6,756	445,896

		3,681,893

Business Equipment & Services–0.00%

Comdisco Holding Co., Inc. (f)(i)	7	34

Chemicals & Plastics–0.03%

Metokote Corp., Wts. expiring 11/22/23 (Acquired 12/05/11-05/22/12; Cost $0) (i)	278	300,749

Conglomerates–0.09%

Euramax International, Inc. (f)(i)	4,207	827,398

Cosmetics & Toiletries–0.13%

Marietta Intermediate Holding Corp., (Acquired 09/25/06; Cost $2,287,974) (f)(i)	2,023,400	1,193,806

Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 12/22/04; Cost $0) (f)(i)	247,917	0

		1,193,806

Ecological Services & Equipment–0.12%

Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0) (f)(i)	9,333	1,045,296

Financial Intermediaries–0.00%

RJO Holdings Corp. (i)	1,482	14,816

RJO Holdings Corp., Class A (i)	1,142	571

RJO Holdings Corp., Class B (i)	1,667	833

		16,220

Home Furnishings–0.02%

Generation Brands LLC (Acquired 01/29/10; Cost $0) (i)	4,863	0

Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (f)(i)	27,462	198,276

		198,276

Leisure Goods, Activities & Movies–0.03%

MEGA Brands Inc. (Canada)	27,683	300,978

Lodging & Casinos–0.22%

Twin River Worldwide Holdings Inc., Class A (f)(i)	134,134	1,928,176

Twin River Worldwide Holdings Inc., Class B (f)(i)	1,250	33,959

		1,962,135

Oil & Gas–0.12%

Vitruvian Exploration LLC (f)(i)	40,110	1,072,942

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Shares	Value

Publishing–0.08%

Affiliated Media, Inc. (f)(i)	46,746	$654,439

Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,251,821) (d)(f)(i)	5,882	0

Endurance Business Media, Inc., Class A (d)(f)(i)	8,863	88,633

F&W Media, Inc., Wts. expiring 06/09/14 (f)	2,291	286

F&W Publications, Inc. (f)(i)	15,519	1,940

MC Communications, LLC (Acquired 07/02/09; Cost $0) (f)(i)	333,084	0

SuperMedia, Inc. (f)	2,333	5,039

		750,337

Radio & Television–0.03%

AR Broadcasting, LLC, Wts. expiring 02/15/18 (f)(i)	768	207,487

Cumulus Media, Inc., Wts. expiring 06/29/19, (Acquired 01/14/10; Cost $0) (f)(i)	7,614	8,527

		216,014

Telecommunications–0.00%

CTM Media Holdings Inc., Class B (f)	127	4,980

Total Common Stocks & Other Equity Interests		11,571,058

Preferred Stocks–0.05%

Ecological Services & Equipment–0.04%

Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $53,400) (i)	2,136	379,289

Financial Intermediaries–0.00%

RTS Investor Corp.	324	24,983

Utilities–0.01%

Genie Energy Ltd.	7,632	53,119

Total Preferred Stocks		457,391

Money Market Funds–0.43%

Liquid Assets Portfolio –Institutional Class(k)	1,976,271	1,976,271

Premier Portfolio –Institutional Class(k)	1,976,271	1,976,271

Total Money Market Funds		3,952,542

TOTAL INVESTMENTS–139.46% (Cost $1,316,151,968)		1,274,775,809

BORROWINGS–(23.96)%		(219,000,000)

VARIABLE RATE TERM PREFERRED SHARES–(13.68)%		(125,000,000)

OTHER ASSETS LESS LIABILITIES–(1.82)%		(16,705,795)

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$914,070,014

Investment Abbreviations:

CDO	— Collateralized Debt Obligation

DIP	— Debtor-in-possession

LOC	— Letter of Credit

PIK	— Payment in Kind

REIT	— Real Estate Investment Trust

Wts.	— Warrants

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

Notes to Schedule of Investments:

(a)

Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)

Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(d)

Affiliated company. As defined by the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities or a company which is under common ownership or control.

(e)	All or a portion of this security is Payment-in-Kind.

(f)	Non-income producing securities acquired through the restructuring of senior loans.

(g)	The borrower has filed for protection in federal bankruptcy court.

(h)

Defaulted security. Currently, the issuer is in default with respect to principal and interest payments. The aggregate value of these securities at November 30, 2012 was $1,435,949, which represented less than 1% of the Trust’s Net Assets.

(i)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2012 was $102,050,732, which represented 11.16% of the Trust’s Net Assets.

(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2012.

(k)	The money market fund and the Trust are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2012

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Senior Income Trust

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Swap Agreements – The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Invesco Senior Income Trust

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation , could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

F.	Industry Concentration – To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

G.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Senior Income Trust

H.	Other Risks – The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

I.	Bank Loan Risk Disclosures – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$1,108,858,267	$—	$1,108,858,267

Bonds & Notes	—	107,603,549	821,026	108,424,575

Structured Products	—	41,511,976	—	41,511,976

Equity Securities	364,149	8,339,397	3,324,903	12,028,449

Money Market Funds	3,952,542	—	—	3,952,542

Total Investments	$4,316,691	$1,266,313,189	$4,145,929	$1,274,775,809

Invesco Senior Income Trust

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the nine months ended November 30, 2012.

	Value 02/29/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 11/30/12	Dividend Income

Axia Acquisition Corp. – Second Lien Term Loan A	$680,040	$50,262	$—	$231,583	$—	$961,885	$95,651

Axia Acquisition Corp. – Second Lien Term Loan B	1,198,633	—	—	421,918	—	1,620,551	73,249

Axia Acquisition Corp. – Common Shares	1,488,675	—	—	—	—	1,488,675	—

Axia Acquisition Corp. – Revolver Loan	1,804,256	—	—	(61,860)	—	1,742,396	15,695

Cygnus Business Media, Inc. – Common Shares	0	—	—	—	—	0	—

Cygnus Business Media, Inc. – Term Loan	1,771,501		(33,118)	(79,592)	218	1,659,009	285,967

Endurance Business Media, Inc. – Common Shares	88,633	—	—	—	—	88,633	—

Endurance Business Media, Inc. – First Lien Term Loan	865,245		(31,513)	(223,694)	(9,881)	600,157	170,283

Total	$7,896,983	$50,262	$(64,631)	$288,355	$(9,663)	$8,161,306	$640,845

Invesco Senior Income Trust

NOTE 4 — Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of November 30, 2012. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower		Principal Amount	Value

Axia Acquisition Corp.	Revolver	$2,062,007	$1,742,396

Boyd Gaming Corp.	Revolver	1,185,276	1,131,939

Bright Horizons Family Solutions, Inc.	Revolver	6,000,000	5,982,900

Delta Air Lines, Inc.	Revolver	5,651,959	5,096,202

Education Management LLC	Extended Revolver	3,000,000	2,337,390

GateHouse Media Operating, Inc.	Revolver	1,000,000	850,000

Harland Clarke Holdings Corp.	Revolver	2,060,486	1,957,462

Hillman Group, Inc.	Term Loan	1,078,112	1,080,807

Hunter Fan Co.	Revolver	447,917	407,604

Lake at Las Vegas Joint Venture, LLC	Revolver	25,352	23,451

Realogy Corp.	Revolver	4,190,080	3,988,433

Reynolds Group Holdings Inc.	Revolver	5,534,362	5,530,903

Surgical Care Affiliates, Inc.	Extended Revolver	3,000,000	2,820,000

USI Holdings Corp.	Revolver	3,333,333	3,095,750

West Corp.	Revolver	2,632,809	2,389,287

		$41,201,693	$38,434,524

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the nine months ended November 30, 2012 was $944,895,718 and $998,998,296, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$36,122,169

Aggregate unrealized (depreciation) of investment securities	(93,477,859)

Net unrealized appreciation (depreciation) of investment securities	$(57,355,690)

Cost of investments for tax purposes is $1,332,131,499.

NOTE 6 — Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the nine months ended November 30, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount (000’s omitted)	Value (000’s omitted)

Goldman Sachs Lending Partners LLC	$2,633	$2,389

Invesco Senior Income Trust

Item 2.  Controls and Procedures.

(a)	As of November 19, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 19, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

2411146

012213 (1) BO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Income Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	January 29, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	January 29, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 29, 2013

2286989

011713 (1) BO

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.